UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1
to
FORM N-CSR

Investment Company Act File No. 811-02958
Series No. S000001489

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Dated December 31, 2006

Pursuant to Section 30 of the Investment Company Act of 1940

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices) (Zip code)

Item 1: Report to Shareholders

March 2007

Important Information about the T. Rowe Price International Bond Fund

Please be advised that the December 31, 2006, annual shareholder report for the T. Rowe Price Foreign Bond Funds contained incorrect figures for the Lehman Brothers Global Aggregate Ex-U.S. Dollar Bond Index and incorrectly stated that the T. Rowe Price International Bond Fund outperformed this benchmark. Please replace the report’s discussion about the International Bond Fund on pages 1 and 2 with the information shown below or refer to our Web site at www.troweprice.com to view an updated electronic version. The remainder of the report was unaffected. If you need additional information, please call 1-800-225-5132 to speak with a representative. We apologize for any inconvenience or confusion caused by this error.

MANAGER’S LETTER
T. ROWE PRICE FOREIGN BOND FUNDS

Fellow Shareholders

Global concerns about rising interest rates and inflationary pressures resulted in modest returns for international bond markets during the second half of 2006. Steady economic growth in Europe prompted the European Central Bank (ECB) to raise interest rates during the summer and fall, pushing yields higher and bond prices lower across all maturities. Fears that the Japanese economy was running out of steam resulted in the Bank of Japan leaving rates untouched after raising them modestly in mid-summer. Following a round of profit taking in May and June, emerging markets debt rebounded and posted another year of stellar performance based on continuing strong fundamentals—political stability, steady economic growth, and improving inflation trends. Burdened with large trade and budget deficits, the dollar fell against the euro in the second half of 2006 but was able to eke out a slight gain against the Japanese yen.

For the period ended December 31, 2006, the International Bond Fund posted a six-month return of 3.83% and a 12-month return of 7.55%. For the most recent six-month period, the fund narrowly outperformed the Lehman Brothers Global Aggregate Ex-U.S. Dollar Bond Index. For the one-year period, the fund lagged the index. (Returns for the fund’s Advisor Class shares, which have a different fee structure, were lower.)

International Bond Fund	December 31, 2006

The views and opinions in this report were current as of December 31, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Fellow Shareholders

Global concerns about rising interest rates and inflationary pressures resulted in modest returns for international bond markets during the second half of 2006. Steady economic growth in Europe prompted the European Central Bank (ECB) to raise interest rates during the summer and fall, pushing yields higher and bond prices lower across all maturities. Fears that the Japanese economy was running out of steam resulted in the Bank of Japan leaving rates untouched after raising them modestly in mid-summer. Following a round of profit taking in May and June, emerging markets debt rebounded and posted another year of stellar performance based on continuing strong fundamentals—political stability, steady economic growth, and improving inflation trends. Burdened with large trade and budget deficits, the dollar fell against the euro in the second half of 2006 but was able to eke out a slight gain against the Japanese yen.

For the periods ended December 31, 2006, the International Bond Fund posted a six-month return of 3.83% and a 12-month return of 7.55%. For the most recent six-month period, the fund’s performance was in line with the Lehman Brothers Global Aggregate Ex-U.S. Dollar Bond Index. For the one-year period, the fund outperformed, primarily due to our overweight in Mexican bonds denominated in pesos. (Returns for the fund’s Advisor Class shares, which have a different fee structure, were lower.)

HIGHLIGHTS

• Despite rising interest rates and concerns about global inflationary pressures, international bond markets posted solid returns for the year.

• For the six-month period, returns for the International Bond and Emerging Markets Bond funds were in line with their Lipper peer groups and beat them for the one-year period.

• Yield spreads between U.S. Treasuries and comparable foreign bonds ended the year at historically narrow levels, and both funds are positioned defensively to take advantage of the eventual widening of these spreads.

• We think that central banks are still concerned about inflation, and a number of them are likely to raise rates in the first half of 2007, creating an environment where global yields are likely to rise modestly.

The Emerging Markets Bond Fund outperformed its benchmark, the J.P. Morgan Emerging Markets Bond Index Global, for the past six months and year ended December 31, 2006. For the six-month period, the fund returned 11.67%, compared with 10.64% for the benchmark, and for the 12-month period, the fund posted a gain of 11.43%, compared with the benchmark’s 9.88% return. Our decision to avoid a number of the underperforming issues in the benchmark helped our relative performance.

MARKET ENVIRONMENT

Uneven rates of global economic growth, Federal Reserve policy on hold, and growing inflation fears generated mixed returns in global bond markets in the past six months. Among the world’s major economies, growth patterns started to show signs of divergence. The strong U.S. economy that had been growing at an above-average rate began to decelerate. Europe’s economy, particularly Germany, showed unexpected strength, and Japan, which in early 2006 was finally showing signs of sustained growth, seemed to lose momentum toward the end of the year.

In response to slowing U.S. growth, the Federal Reserve left its short-term target rate at 5.25% during the second half of the year, ending a two-year tightening cycle. Despite a slumping housing market and clear signs of slowing economic growth, U.S. inflation remained at the high end of the Fed’s stated comfort zone. Even though the Fed’s official statements expressed concern about inflation, rates remained relatively steady, and volatility was confined to a rather tight range. At the end of 2006, the Treasury yield curve was inverted, meaning that short-term rates were higher than long-term rates.

In Europe, the ECB raised interest rates to 3.50% to keep inflation in check. The region reported growing economic momentum, particularly in Germany, where the Ifo survey of business confidence reached its highest level in 15 years. Europe’s short-term government bonds underperformed similar U.S. issues. Bond yields rose across short- and intermediate-term maturities in response to anticipated ECB rate increases and the continent’s growing economic momentum. Pension fund demand for long-term securities helped to depress yields on the longest maturities.

The Bank of Japan ended its five-year zero interest rate policy early in the year and imposed a 0.25% rate hike in the summer. It left the rates unchanged after it appeared that the nation’s economy was weakening. The Bank of Japan’s decision to leave rates unchanged in December helped shortermaturities, and strong demand from life insurers and pension funds—along with the Ministry of Finance’s announcement it would reduce the supply of bonds in 2007—supported the long end of the market.

Toward the end of the year, economic data indicated that the Japanese economy may not have been as weak as it had appeared earlier in the year. Rising employment, higher wages, and stronger domestic demand surpassed the market’s expectations. In addition, strong demand from China and the U.S. bolstered the country’s export sector. The market began to anticipate a rate increase in January. After a strong bond market for the past several years, the Japanese government bond market showed mixed results. Shorter- and longer-dated bonds appreciated modestly.

Although most of the world’s fixed-income markets posted modest results in local currencies, the weaker dollar, particularly against the euro, helped returns for U.S. investors. Despite months of higher short-term interest rates, record-setting U.S. trade and budget deficits weighed on the dollar.

Emerging markets bonds, which had suffered through a slump in May and June when investors sought to avoid risk, rebounded smartly in the second half of the year. For the fifth consecutive year, emerging markets were the best-performing sector in the fixed-income asset class. Evidence of solid economic growth, moderate inflation, and steady accumulation of reserves easily offset investor fears about emerging market volatility and risk. The best evidence of this change in sentiment occurred in December when Thailand imposed controls on foreign capital. Instead of causing a ripple effect that hurt all emerging markets, as happened when the Thai baht collapsed in 1997, the damage was confined to Thailand, which rescinded the policy the next day.

Technical conditions—countries buying back their debt and not issuing new obligations—also provided solid support for emerging markets debt. As a result of favorable fundamental and technical conditions, the difference in interest rates paid on emerging market credits and U.S. Treasuries tightened to a very narrow and historically low gap at year-end.

Investors, who had lost their enthusiasm for risk in May and June, regained it in the second half, and a number of markets, particularly those with solid fundamental underpinnings, rebounded strongly. Argentina, which had defaulted on its debt in 2001, enjoyed the best performance last year. Its strong economic growth, moderating inflation, and growing fiscal and trade balances allowed the country to repurchase debt and reduce its overall debt. In addition, the warrants it had issued to bondholders, which were tied to economic performance, skyrocketed in value.

Brazil also had a good year, benefiting from central bank rate cuts, government repurchase of debt, and credit upgrades. In addition, bond investors were glad to see President Ignacio Lula da Silva reelected. Russia was another example of an improving credit story. The steady flow of oil revenue, stabilized inflation, and early repayment of its outstanding debt convinced credit agencies to upgrade its bonds.

Mexican local debt also performed well. The country’s inflation rate was lower than expected, and the central bank cut rates. The election of conservative candidate Felipe Calderon increased the likelihood of the passage of structural and economic reforms that could result in improved credit ratings.

INTERNATIONAL BOND FUND

Higher bond yields in a number of markets impeded performance in 2006. (Bond prices and yields move in opposite directions.) An overweight position relative to the benchmark in the local bond markets of Mexico made the strongest contributions to the fund’s relative performance. A weak dollar helped boost the portfolio’s absolute returns.

We also benefited from holding an overweight position in Israeli bonds, which rose in response to the Bank of Israel’s interest rate cuts, moderating inflation trends, and strengthening government finances. An overweight in Polish bonds and an underweight in British government bonds also aided our relative performance compared with the European government market index. Given Japan’s unsettled condition, our reduced exposure to Japanese bonds also proved to be beneficial. We also got a boost from our overweight position in New Zealand and Canada. New Zealand’s slowing economy and the apparent peaking of its central bank’s tightening cycle pushed government bond prices higher and yields lower.

Our yield curve positioning in U.K. government bonds hurt our relative performance. We avoided longer maturities because we thought they were historically expensive, and we expected the yield curve to steepen.

Gains in emerging markets offset losses. Our strong performing Brazilian position balanced out the losses in lira-denominated Turkish bonds. Turkish markets experienced a slump earlier this year when the country’s central bank imposed emergency rate hikes to stifle inflation that was ratcheting higher.

In terms of currencies, the Russian ruble was our strongest contributor to relative performance. Holding the Malayasian ringgit, Brazilian real, and the euro also assisted our relative performance. Our larger-than-benchmark exposure to the weakening Japanese yen was the largest currency detractor. We currently hold larger weightings in the euro, Mexican peso, and Argentine peso than the index. We expect the dollar to weaken further against these currencies, which will be helpful to U.S. investors.

The fund’s duration is shorter than the benchmark’s. (A shorter duration means that the fund is less sensitive to interest rate changes.) The fund’s duration stood at 5.0 years—a bit longer than it was six months ago—compared with the benchmark maturity of 5.8 years. Earlier in the year, we had been shorter, but we added longer-dated Japanese government bonds, which lengthened the portfolio’s duration. As the Bank of Japan adjusts monetary policy and Japanese life insurers maintain a strong demand for long-term bonds, we expect the longer maturities to outperform short-term issues. In Europe, we positioned the fund defensively in expectation of another ECB rate hike.

Within the emerging markets, we are maintaining the fund’s positions in the local-currency bond markets of Brazil and Turkey, as we believe their longer-term economic and financial outlooks are promising.

The fund’s credit quality remained high. Almost 80% of our bond holdings were rated AA or higher. We also have a healthy balance in cash or cash equivalents to take advantage of any increase in short-term rates.

EMERGING MARKETS BOND FUND

Defying the odds and a midyear stumble, emerging market bonds posted another strong year of performance. A global financial system awash in liquidity, steady and noninflationary economic growth, improved fiscal and trade balances, and investors seeking higher yields helped emerging market debt yields tighten relative to U.S. Treasuries. At the end of the year, the difference between the yield on emerging markets bonds and a comparable 10-year U.S. Treasury bond had narrowed to 170 basis points (100 basis points equal one percentage point), compared with a spread of more than 550 basis points five years ago when the current emerging markets bond rally started.

We benefited from liquidating some of our winners and taking a number of contrarian positions, such as avoiding Ecuador and Venezuela. Our overweight position in Argentina was the strongest contributor to the fund’s performance. After the 2001 default, we purchased bonds that had warrants that would reward the bondholders if Argentina’s economic growth exceeded government projections. The government cleaned up the economy, and these warrants, which much of the market had earlier dismissed as being valueless, are now in high demand. We trimmed our position in Argentina and exchanged into some lower-risk issues, but we continue to be overweight relative to the index. The country’s economy continues to expand, inflation has been decelerating, and its bonds were recently upgraded.

Another significant contributor was Serbia, which saw a strong demand for its bonds. In Brazil, we benefited from holding bonds denominated in Brazilian reals. With solid economic growth, lower inflation, and central bank interest rate cuts, yields dropped, and these issues appreciated nicely. The story in Mexico is similar, and we expect the Calderon administration to enact labor and financial reforms that could result in upgrades. Ecuador is not so encouraging. President Rafael Correa and his economic team called for a restructuring of the country’s debt and a timely suspension of debt service. His rhetoric unsettled the markets; we held minimal positions in Ecuador. We did not like the rhetoric and recent actions of Venezuela’s leader Hugo Chavez and don’t hold any Venezuelan bonds. In this case, the fund suffered because Venezuela, which proposed a bond buyback program, was one of the stronger performers for the past six months. In Russia, we took profits in government-issued bonds and in Gazprom, Russia’s lucrative state-owned natural gas company.

In the second half of the year, we continued to purchase more bonds denominated in local currencies. We anticipate that local-currency bonds will become more prevalent in emerging markets as governments borrow less in foreign currencies. This trend should deepen emerging economies’ domestic currency markets.

We continue to look for good candidates for the portfolio and identify opportunities before the rest of the market does. For instance, we have been investing in Vietnam, which is a very good diversifier and has served as an inexpensive proxy for buying more expensive bonds from China. We also have invested in Iraqi and Lebanese bonds. Holding bonds of these seemingly troubled nations makes sense when you consider their financial strength. Iraq is a country of untapped economic potential and wealth. Two days of Iraq’s oil production could cover the annual debt service of its outstanding bonds. Lebanon, which suffered tremendous physical destruction from Israel’s attack on Hezbollah in the spring, has been in far worse shape than it is today. Its highly developed banking system continues to attract capital, and major Arab oil producers such as Saudi Arabia are pumping petrodollars into the economy.

Our strategy remains focused on fundamental credit analysis and establishing high-conviction positions where warranted. We remain less focused on near-term trading events and prefer to build a diverse portfolio of longer-term positions. This approach is more appropriate to our fundamental investment style and enables us to hold down turnover and trading costs.

OUTLOOK

In an environment of flattening or inverted yield curves, we think global bond yields will rise modestly in the first half of 2007. We expect the Federal Reserve to hold interest rates steady as long as incoming economic data indicate that the U.S. economy is experiencing noninflationary growth. The ECB is likely to continue raising rates in response to near-term inflationary pressures, which should lead to the European bond market’s near-term underperformance. Japan’s economy should continue to expand, and we believe the market does not yet recognize the possibility of additional Bank of Japan rate hikes. We think longer-dated Japanese government bonds should outperform shorter maturities due to the strong demand for these bonds from life insurers and pension funds and the reduced fiscal supply for 2007.

Higher yields in Europe and Japan along with the Fed ending its tightening cycle are likely to contribute to dollar weakness, which should benefit investors in nondollar-denominated assets.

Investors are likely to recover some of their appetite for risk, and we expect the tightening in yield spreads between emerging and developed markets to continue. Those countries whose economies don’t depend heavily on a high rate of U.S. economic growth should fare well. A fall in commodity prices could also hurt those countries that are heavily dependent on selling oil, metals, and other raw materials. Concerns about the U.S., and now Chinese, markets could produce choppier markets than in the past few years. Over the longer term, the conditions look favorable in emerging debt markets. Debt buybacks are likely to continue, and large trade surpluses have better positioned many emerging countries to withstand the natural volatility in their markets. In addition, many of these countries are in better financial and fiscal shape than they have been in decades. As a result, these securities are safer than they used to be and are not likely to generate the higher returns they once did. Nevertheless, we still believe that emerging markets will remain a fertile ground for investors.

Respectfully submitted,

Ian Kelson
President of the International Fixed Income Division and chairman of the International Bond Fund’s Investment Advisory Committee

Michael Conelius
Chairman of the Investment Advisory Committee for the Emerging Markets Bond Fund

January 22, 2007

The committee chairmen have day-to-day responsibility for the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISK OF INTERNATIONAL BOND INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets, including unpredictable changes in currency values. Investments in emerging markets are subject to abrupt and severe price declines, and should be regarded as speculative. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Some countries also have legacies of hyperinflation, currency devaluations, and governmental interference in markets.

International investments are subject to currency risk, a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund’s holdings can be significant and long-lasting depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Further, exchange rate movements are unpredictable and it is not possible to effectively hedge the currency risks of many developing countries.

Bonds are also subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded, or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

GLOSSARY

Average maturity: For a bond fund, this is the weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which can mean greater price fluctuation. A shorter average maturity usually means less interest rate sensitivity and, consequently, a less volatile portfolio.

Basis Point: One one-hundredth of one percentage point, or 0.01%.

Duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in response to a one-percentage point rise in rates, and vice versa.

Hedged: The buying and selling of forward exchange contracts to lock a currency’s value. In an unhedged position, no steps are taken to protect against currency fluctuations.

J.P. Morgan Emerging Markets Bond Index Global: Tracks U.S. dollar government bonds of 31 foreign countries.

J.P. Morgan Global Government Bond Broad Index, Non-U.S. Dollar: Tracks government bonds in 12 international markets.

Lehman Brothers Global Aggregate Ex-U.S. Dollar Bond Index: Tracks an international basket of bonds that contains 65% government, 14% corporate, 13% agency, and 8% mortgage-related bonds.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Securities with longer maturities usually have a higher yield. If short-term securities offer a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Portfolio Highlights

PRICE AND YIELD

International Bond Fund

Periods Ended	6/30/06	12/31/06
International Bond Fund Price Per Share	$ 9.50	$ 9.69
Dividends Per Share		
For 6 months	0.14	0.17
For 12 months*	0.28	0.32
30-Day Dividend Yield **	3.37%	3.55%
30-Day Standardized Yield to Maturity	3.52	3.66
International Bond Fund–Advisor Class Price Per Share	$ 9.48	$ 9.67
Dividends Per Share		
For 6 months	0.14	0.16
For 12 months*	0.26	0.30
30-Day Dividend Yield **	3.19%	3.37%
30-Day Standardized Yield to Maturity	3.34	3.47

Emerging Markets Bond Fund

Periods Ended	6/30/06	12/31/06
Price Per Share	$13.11	$13.84
Dividends Per Share		
For 6 months	0.47	0.51
For 12 months*	0.98	0.98
30-Day Dividend Yield **	7.26%	9.11%
30-Day Standardized Yield to Maturity	7.21	6.74

* 12-month dividends may not equal the combined six-month figures due to rounding.

** Dividends earned for the last 30 days of the period indicated are annualized and divided by the funds' net asset value at the end of the period.

Yields will vary and are not guaranteed.

PERFORMANCE AND EXPENSES
T. ROWE PRICE FOREIGN BOND FUNDS

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the International Bond Fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee. Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
For a share outstanding throughout each period

Investor Class

	Year Ended 12/31/06‡	12/31/05‡	12/31/04	12/31/03	12/31/02
NET ASSET VALUE					
Beginning of period	$ 9.40	$ 10.69	$ 10.25	$ 9.29	$ 7.86
Investment activities					
Net investment income	0.31	0.27	0.25	0.25	0.25
Net realized and unrealized gain (loss)	0.39	(1.13)	0.88	1.46	1.43
Total from investment activities	0.70	(0.86)	1.13	1.71	1.68
Distributions					
Net investment income	(0.32)	(0.15)	(0.25)	(0.25)	(0.25)
Net realized gain	(0.09)	(0.28)	(0.44)	(0.50)	–
Total distributions	(0.41)	(0.43)	(0.69)	(0.75)	(0.25)
NET ASSET VALUE					
End of period	**$ 9.69**	**$ 9.40**	**$ 10.69**	**$ 10.25**	**$ 9.29**

Ratios/Supplemental Data

Total return^	7.55%	(8.18)%	11.40%	18.77%	21.80%
Ratio of total expenses to average net assets	0.84%	0.86%	0.88%	0.91%	0.93%
Ratio of net investment income to average net assets	3.31%	2.67%	2.46%	2.58%	3.01%
Portfolio turnover rate	120.8%	103.7%	69.7%	38.5%	113.9%
Net assets, end of period (in millions)	$ 2,030	$ 1,594	$ 1,663	$ 1,306	$ 1,058

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

Financial Highlights | For a share outstanding throughout each period

Advisor Class

	Year Ended 12/31/06‡	12/31/05‡	12/31/04	12/31/03	12/31/02
NET ASSET VALUE					
Beginning of period	$ 9.39	$ 10.68	$ 10.24	$ 9.28	$ 7.85
Investment activities					
Net investment income	0.30	0.25	0.24	0.24	0.24
Net realized and unrealized gain (loss)	0.37	(1.12)	0.88	1.46	1.43
Total from investment activities	0.67	(0.87)	1.12	1.70	1.67
Distributions					
Net investment income	(0.30)	(0.14)	(0.24)	(0.24)	(0.24)
Net realized gain	(0.09)	(0.28)	(0.44)	(0.50)	–
Total distributions	(0.39)	(0.42)	(0.68)	(0.74)	(0.24)
NET ASSET VALUE					
End of period	**$ 9.67**	**$ 9.39**	**$ 10.68**	**$ 10.24**	**$ 9.28**

Ratios/Supplemental Data

Total return^	**7.25%**	**(8.36)%**	**11.24%**	**18.62%**	**21.65%**
Ratio of total expenses to average net assets	1.03%	1.05%	1.03%	1.06%	1.08%
Ratio of net investment income to average net assets	3.13%	2.50%	2.31%	2.43%	2.82%
Portfolio turnover rate	120.8%	103.7%	69.7%	38.5%	113.9%
Net assets, end of period (in thousands)	$ 119,997	$ 85,009	$ 68,270	$ 50,217	$ 14,760

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments †

(Cost and value in $ 000s)

	Par/Shares	Value
ARGENTINA 0.2%		
Government Bonds 0.2%		
Republic of Argentina, 2.00%, 9/30/14	14,650,000	5,262
Total Argentina (Cost $5,178)		5,262
AUSTRALIA 0.1%		
Corporate Bonds 0.1%		
Australia & New Zealand Banking Group, STEP 4.45%, 2/5/15 (EUR)	1,223,000	1,623
Westpac Banking, 2.875%, 6/25/08 (EUR)	659,000	856
Total Australia (Cost $2,348)		2,479
AUSTRIA 4.6%		
Government Bonds 4.6%		
Republic of Austria, 4.00%, 7/15/09	60,000,000	79,350
Republic of Austria, 5.50%, 1/15/10	12,134,000	16,724
Republic of Austria, 6.25%, 7/15/27	1,504,000	2,556
Total Austria (Cost $90,752)		98,630
BELGIUM 4.7%		
Corporate Bonds 0.1%		
Elia System Operator, 4.75%, 5/13/14	1,573,000	2,119
		2,119
Government Bonds 4.6%		
Kingdom of Belgium, 4.25%, 9/28/13	23,850,000	31,989
Kingdom of Belgium, 5.00%, 3/28/35	24,508,000	36,881
Kingdom of Belgium, 6.25%, 3/28/07	22,617,000	30,012
		98,882
Total Belgium (Cost $98,479)		101,001

Kingdom of Denmark, 7.00%, 11/10/24	11,285,000	2,736
		18,459
Total Denmark (Cost $17,907)		19,570
FINLAND 0.4%		
Corporate Bonds 0.1%		
Nordea Bank, 5.75%, 3/26/14	1,598,000	2,178
		2,178
Government Bonds 0.3%		
Republic of Finland, 5.00%, 7/4/07	4,233,000	5,616
		5,616
Total Finland (Cost $6,279)		7,794
FRANCE 9.6%		
Corporate Bonds 0.7%		
Aventis, 4.25%, 9/15/10	1,411,000	1,860
BNP Paribas, 5.25%, 12/17/12	1,129,000	1,569
Credit Agricole, STEP, 5.00%, 6/20/49 (GBP)	2,000,000	3,694
France Telecom, 7.25%, 1/28/13	750,000	1,130
Gie Suez Alliance 5.125%, 6/24/15 (2)	1,129,000	1,559
Lafarge, 4.25%, 3/23/16	1,000,000	1,262
Rhodia, VR, 6.242%, 10/15/13 (1)	1,325,000	1,751
Veolia Environment, 4.875, 5/28/13%	1,100,000	1,477
Vivendi Environment, 5.875%, 2/1/12	931,000	1,303
		15,605
Government Bonds 8.9%		
Government of France, 4.75%, 10/25/12	35,900,000	49,297
Government of France, 5.50%, 4/25/10	47,650,000	65,891
Government of France, 5.50%, 4/25/29	19,749,000	31,207

ITALY 4.9%

Corporate Bonds 0.6%

Autostrade, 5.00%, 6/9/14	200,000	269
Banca Intesa 5.85%, 5/8/14	1,598,000	2,181
Banca Monte Dei Paschi di Siena, VR, 4.50%, 9/24/15	1,598,000	2,118
Edison, 5.125%, 12/10/10	941,000	1,276
Lottomatica, 4.80%, 12/22/08	800,000	1,062
Olivetti Finance, 5.875%, 1/24/08	379,000	508
Sanpaolo IMI, VR, 3.75%, 6/9/15	1,504,000	1,951
Telecom Italia, 5.375%, 1/29/19	1,300,000	1,673
Telecom Italia, VR, 7.25%, 4/20/11	798,000	1,158
		12,196

Government Bonds 4.3%

Republic of Italy, 4.25%, 8/1/14	13,261,000	17,698
Republic of Italy, 5.00%, 10/15/07	10,288,000	13,694
Republic of Italy, 6.00%, 11/1/07	31,788,000	42,669
Republic of Italy, 6.00%, 5/1/31	8,418,000	13,721
Republic of Italy, 7.25%, 11/1/26	2,335,653	4,254
		92,036
Total Italy (Cost $80,547)		104,232

JAPAN 14.3%

Corporate Bonds 0.1%

Mizuho Capital Investment, VR, 5.02%, 6/29/49 (EUR)	800,000	1,054
Sumitomo Mitsui Bank, VR, 4.375%, 12/31/49 (EUR)	850,000	1,076
		2,130

Government Bonds 14.2%

Government of Japan, 0.50%, 6/10/15	2,926,704,000	23,261
Government of Japan, 1.00%, 12/20/12	2,973,950,000	24,471
Government of Japan, 1.00%, 6/10/16	5,745,539,200	47,499

Government of Japan, 1.10%, 9/20/12	742,850,000	6,162
Government of Japan, 1.30%, 12/20/13	4,293,250,000	35,718
Government of Japan, 1.30%, 3/20/15	3,600,000,000	29,653
Government of Japan, 1.40%, 3/21/11	6,007,500,000	51,037
Government of Japan, 1.70%, 9/20/16	1,717,600,000	14,479
Government of Japan, 1.90%, 3/20/25	4,393,050,000	36,242
Government of Japan, 2.00%, 6/20/22	2,422,950,000	20,540
Government of Japan, 2.00%, 12/20/33	1,421,200,000	11,250
Government of Japan, 2.20%, 6/22/20	557,700,000	4,880
		305,192
Total Japan (Cost $321,309)		307,322
JERSEY 0.1%		
Corporate Bonds 0.1%		
Travelers Insurance, 5.75%, 12/6/11 (GBP)	1,504,000	2,966
Total Jersey (Cost $2,721)		2,966
MALAYSIA 0.3%		
Government Bonds 0.3%		
Government of Malaysia, 3.756%, 4/28/11	19,817,000	5,625
Total Malaysia (Cost $5,269)		5,625
MEXICO 3.2%		
Corporate Bonds 0.5%		
Pemex Project Funding Master Trust, 5.75%, 12/15/15 (USD)	8,720,000	8,685
Pemex Project Funding Master Trust, 6.25%, 8/5/13 (EUR)	1,100,000	1,577
		10,262
Government Bonds 2.7%		
United Mexican States, 9.00%, 12/22/11	356,723,000	35,367
United Mexican States, 9.00%, 12/20/12	183,210,000	18,323

POLAND 1.5%		
Government Bonds 1.5%		
Government of Poland, 5.75%, 6/24/08	31,600,000	11,047
Government of Poland, 6.00%, 5/24/09	58,210,000	20,610
Total Poland (Cost $28,999)		31,657
RUSSIA 0.3%		
Corporate Bonds 0.1%		
Gaz Capital, 4.56%, 12/9/12 (EUR)	1,700,000	2,210
		2,210
Government Bonds 0.2%		
Russian Federation, VR, 5.00%, 3/31/30 (USD)	4,460,000	5,043
		5,043
Total Russia (Cost $6,877)		7,253
SERBIA 0.5%		
Government Bonds 0.5%		
Republic of Serbia, VR, 3.75%, 11/1/24 (USD)	10,915,000	10,151
Total Serbia (Cost $9,548)		10,151
SOUTH AFRICA 0.7%		
Government Bonds 0.7%		
Republic of South Africa, 13.00%, 8/31/10 (2)	96,068,000	15,673
Total South Africa (Cost $17,065)		15,673
SPAIN 4.6%		
Corporate Bonds 0.6%		
Altadis Emisiones Financieras, 4.00%, 12/11/15	800,000	993

Banco Bilbao Vizcaya Argentaria, 4.375%, 10/20/19	800,000	1,051
Instituto de Credito Oficial, 5.50%, 3/8/11 (AUD)	13,110,000	9,999
Telefonica, 4.375%, 2/2/16	350,000	444
Telefonica Europe, 5.125%, 2/14/13	800,000	1,079
		13,566
Government Bonds 4.0%		
Kingdom of Spain, 4.00%, 1/31/10	27,134,000	35,906
Kingdom of Spain, 5.75%, 7/30/32	3,950,000	6,508
Kingdom of Spain, 6.00%, 1/31/08	32,164,000	43,370
		85,784
Total Spain (Cost $85,349)		99,350
SUPRANATIONAL 0.4%		
Corporate Bonds 0.4%		
Eurofima, 6.50%, 8/22/11 (AUD)	10,680,000	8,444
Total Supranational (Cost $8,288)		8,444
SWEDEN 1.8%		
Corporate Bonds 0.2%		
Svenska Handelsbanken, VR, 6.125%, 3/29/49 (GBP)	1,504,000	2,967
Vattenfall Treasury, 6.00%, 4/3/09 (EUR)	781,000	1,071
		4,038
Government Bonds 1.6%		
Kingdom of Sweden, 5.00%, 1/28/09 (2)	228,280,000	34,216
		34,216
Total Sweden (Cost $35,260)		38,254
SWITZERLAND 0.2%		
Corporate Bonds 0.2%		
Credit Suisse Group, 6.375%, 6/7/13 (EUR)	1,129,000	1,649

United Kingdom Treasury, 4.25%, 6/7/32	17,785,000	34,653
		203,033
Total United Kingdom (Cost $227,231)		236,473

UNITED STATES 3.2%

Corporate Bonds 3.2%

AIG Sunamerica Institutional Funding II, 5.625%, 2/1/12 (GBP)	1,504,000	2,952
Allstate Life Global Funding II, 6.375%, 1/17/11 (GBP)	1,504,000	3,012
Altria Finance, 5.625%, 6/24/08 (EUR)	1,549,000	2,085
American Express Credit, 3.625%, 10/13/09 (EUR)	1,692,000	2,197
CIT Group ,4.250%, 9/22/11 (EUR)	1,200,000	1,571
Citigroup, 3.875%, 5/21/10 (EUR)	867,000	1,135
Citigroup, VR, 4.75%, 2/10/19 (EUR)	800,000	1,076
DEPFA ACS Bank, CMO, 4.375%, 1/15/15 (EUR)	16,000,000	21,474
Dow Chemical, 4.375%, 6/25/10 (EUR)	994,000	1,317
GE Capital, VR, 4.625%, 9/15/66 (EUR)	1,600,000	2,124
General Motors Acceptance Corporation, 5.75%, 9/27/10 (EUR)	800,000	1,077
Goldman Sachs, 4.25%, 8/4/10 (EUR)	1,299,000	1,712
International Lease Finance, 4.125%, 10/9/08 (EUR)	1,111,000	1,464
JPMorgan Chase, 4.250%, 6/9/11 (EUR)	1,223,000	1,613
JPMorgan Chase, VR, 4.375%, 11/12/19 (EUR)	800,000	1,044
MBNA Europe, 4.50%, 1/23/09 (EUR)	1,035,000	1,376
Mellon Funding Corporation, 6.375%, 11/8/11 (GBP)	1,504,000	3,045
Merrill Lynch, 4.625%, 10/2/13 (EUR)	1,223,000	1,639
Monumental Global Funding II, 5.375%, 3/13/09 (EUR)	1,223,000	1,652
Morgan Stanley, 5.125%, 11/30/15 (GBP)	2,000,000	3,792
Pacific Life Funding, 5.125%, 1/20/15 (GBP)	1,504,000	2,888
Pacific Life Funding, 5.50%, 5/14/09 (EUR)	1,223,000	1,657
Principal Financial Global Funding, 4.50%, 1/22/09 (EUR)	1,223,000	1,618
Residential Capital, 5.125%, 5/17/12 (EUR)	800,000	1,058
Tyco International, 5.50%, 11/19/08 (EUR)	390,000	525
Wachovia, 4.375%, 8/1/16 (EUR)	700,000	922

Open Forward Currency Exchange Contracts at December 31, 2006 were as follows:

(Amounts in 000s)

Counterparty	Settlement	Receive		Deliver		Unrealized Gain (Loss)
ABN Amro	2/15/07	USD	19,836	EUR	15,353	$ (469)
ABN Amro	2/15/07	USD	53,107	MXN	584,428	(891)
ABN Amro	2/15/07	USD	43,657	BRL	96,220	(1,068)
ABN Amro	2/15/07	EUR	23,749	SEK	215,624	(223)
ABN Amro	2/15/07	USD	9,327	GBP	4,866	(206)
ABN Amro	1/10/07	USD	21,806	BRL	47,908	(602)
Citibank	2/15/07	JPY	883,828	USD	7,634	(162)
Citibank	2/15/07	EUR	3,785	USD	4,870	137
Citibank	2/15/07	GBP	497	USD	940	33
Citibank	2/15/07	USD	89,428	GBP	47,144	(2,932)
CS First Boston	2/15/07	EUR	26,944	USD	34,787	849
CS First Boston	2/15/07	CZK	74,782	USD	3,451	148
CS First Boston	2/15/07	USD	2,306	DKK	13,361	(64)
CS First Boston	2/15/07	USD	2,272	HUF	459,131	(130)
CS First Boston	2/15/07	NOK	23,430	USD	3,643	127
CS First Boston	2/15/07	TWD	486,983	USD	14,897	117
CS First Boston	2/15/07	KRW	43,634,544	USD	46,768	197
CS First Boston	2/15/07	HUF	209,174	USD	1,043	51
CS First Boston	2/15/07	JPY	312,666	USD	2,712	(69)
CS First Boston	2/15/07	GBP	981	USD	1,878	43
JPMorgan Chase	2/15/07	EUR	44,892	USD	59,693	(319)
JPMorgan Chase	2/15/07	JPY	1,638,853	USD	14,206	(350)
JPMorgan Chase	2/15/07	USD	17,916	PLN	53,024	(336)
JPMorgan Chase	2/15/07	THB	170,164	USD	4,646	32
JPMorgan Chase	2/15/07	THB	15,316	USD	427	(6)
JPMorgan Chase	2/15/07	USD	36,753	TRY	55,064	(1,402)
JPMorgan Chase	2/15/07	USD	5,517	ZAR	40,217	(160)
JPMorgan Chase	2/15/07	USD	30,204	CAD	34,572	498
JPMorgan Chase	2/15/07	SEK	192,200	USD	27,268	928
JPMorgan Chase	2/15/07	MXN	419,844	USD	38,605	186
JPMorgan Chase	2/15/07	KRW	395,658	USD	427	(1)
JPMorgan Chase	2/15/07	AUD	1,354	USD	1,067	(1)
JPMorgan Chase	2/15/07	USD	1,281	DKK	7,183	7

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets	
Investments in securities, at value	
Non-affiliated companies (cost $1,986,541)	$ 2,086,899
Affiliated companies (cost $90,596)	90,596
Total investments in securities	2,177,495
Interest receivable	46,398
Receivable for shares sold	3,531
Foreign currency (cost $2,749)	2,749
Cash	20
Other assets	7,896
Total assets	2,238,089
Liabilities	
Obligation to return securities lending collateral	44,341
Payable for investment securities purchased	21,223
Payable for shares redeemed	3,769
Investment management fees payable	1,200
Due to affiliates	159
Other liabilities	17,864
Total liabilities	88,556
NET ASSETS	$ 2,149,533
Net Assets Consist of:	
Undistributed net investment loss	$ (86)
Undistributed net realized loss	(7,651)
Net unrealized gain	91,310
Paid-in capital applicable to 221,914,567 shares of $0.01 par value capital stock outstanding; 2,000,000,000 shares of the Corporation authorized	2,065,960
NET ASSETS	$ 2,149,533

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($ 000s)

	Year Ended 12/31/06	12/31/05
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 63,049	$ 48,146
Net realized gain	10,405	25,814
Change in net unrealized gain (loss)	64,313	(230,546)
Increase (decrease) in net assets from operations	137,767	(156,586)
Distributions to shareholders		
Net investment income		
Investor Class	(59,901)	(26,404)
Advisor Class	(3,383)	(1,161)
Net realized gain		
Investor Class	(15,549)	(46,930)
Advisor Class	(863)	(2,365)
Decrease in net assets from distributions	(79,696)	(76,860)
Capital share transactions*		
Shares sold		
Investor Class	585,521	567,596
Advisor Class	63,350	73,729
Distributions reinvested		
Investor Class	67,344	66,671
Advisor Class	4,074	3,430
Shares redeemed		
Investor Class	(272,556)	(481,326)
Advisor Class	(35,671)	(48,647)
Redemption fees received	185	237
Increase in net assets from capital share transactions	412,247	181,690
Net Assets		
Increase (decrease) during period	470,318	(51,756)
Beginning of period	1,679,215	1,730,971
End of period	**$ 2,149,533**	**$ 1,679,215**
Undistributed net investment income (loss)	(86)	13

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The International Bond Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund seeks to provide high current income and capital appreciation by investing primarily in high-quality, nondollar-denominated bonds outside the U.S. The fund has two classes of shares: the International Bond Fund original share class, referred to in this report as the Investor Class, offered since September 10, 1986, and the International Bond Fund – Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Swap agreements are valued at prices furnished by dealers who make markets in such securities.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Redemption Fees A 2% fee is assessed on redemptions of Investor Class and Advisor Class fund shares held less than 90 days to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is reflected as other assets or liabilities, and unrealized gains and losses on futures contracts are reflected as the change in net unrealized gain or loss in the accompanying financial statements. Unrealized gains and losses on forward currency exchange contracts are reflected as the change in net unrealized gain or loss in the accompanying financial statements. Net periodic receipts or payments required by swaps are accrued daily and recorded as realized gain or loss in the accompanying financial statements. Fluctuations in the fair value of swaps are reflected in change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the fund’s semi-annual period, June 29, 2007.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning January 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At December 31, 2006, approximately 11% of the fund’s net assets were invested in securities of companies located in emerging markets or issued by governments of emerging market countries or denominated in or linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Forward Currency Exchange Contracts During the year ended December 31, 2006, the fund was a party to forward currency exchange contracts under which it is obligated to exchange currencies at specified future dates and exchange rates. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in currency values.

Futures Contracts During the year ended December 31, 2006, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Interest Rate Swaps During the year ended December 31, 2006, the fund was a party to interest rate swaps under which it is obligated to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in interest rates.

Credit Default Swaps During the year ended December 31, 2006, the fund was a party to credit default swaps under which it buys or sells credit protection against a defined-issuer credit event. Upon a defined-issuer credit event, the fund is required to either deliver the notional amount of the contract in cash and take delivery of the relevant credit or deliver cash approximately equal to the notional amount of the contract less market value of the relevant credit at the time of the credit event. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from changes in creditworthiness of the relevant underlying issuer.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At December 31, 2006, the value of loaned securities was $38,930,000; aggregate collateral consisted of $44,341,000 in the money market pooled account.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $2,253,287,000 and $2,118,572,000, respectively, for the year ended December 31, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2006, were characterized as follows for tax purposes:

At December 31, 2006, the tax-basis components of net assets were as follows:

Federal income tax regulations require the fund to defer recognition of capital losses realized on certain futures and forward currency exchange contract transactions; accordingly, $36,769,000 of realized losses reflected in the accompanying financial statements have not been recognized for tax purposes as of December 31, 2006. Federal income tax regulations require the fund to treat the gain/loss on certain open forward currency exchange contracts as realized on the last day of the tax year; accordingly, $10,172,000 of unrealized losses reflected in the accompanying financial statements were realized for tax purposes as of December 31, 2006.

For the year ended December 31, 2006, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications between income and gain relate primarily to the character of foreign capital gain taxes. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2006, the cost of investments for federal income tax purposes was $2,113,991,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2006, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2006, expenses incurred pursuant to these service agreements were $139,000 for Price Associates, $616,000 for T. Rowe Price Services, Inc., and $28,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2006, the fund was allocated $782,000 of Spectrum Funds’ expenses, of which $598,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2006, approximately 26% of the outstanding shares of the Investor Class were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the year ended December 31, 2006, dividend income from the T. Rowe Price Reserve Funds totaled $6,309,000, and the value of shares of the T. Rowe Price Reserve Funds held at December 31, 2006, and December 31, 2005, was $90,596,000 and $93,369,000, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of T. Rowe Price International Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price International Bond Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, brokers and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 12, 2007

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/06

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $16,412,000 from long-term capital gains, subject to the 15% rate gains category.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board of Directors elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years
Year Elected*	and Directorships of Other Public Companies

Jeremiah E. Casey	Director, Allfirst Financial Inc. (previously First Maryland Bankcorp)
(1940)	(1983 to 2002); Director, National Life Insurance (2001 to 2005);
2006	Director, The Rouse Company, real estate developers (1990 to 2004)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Vornado Real Estate Investment Trust (3/04
1991	to present); Director, Mercantile Bankshares (4/03 to present);
Member, Advisory Board, Deutsche Bank North America (2004
to present); Director, Chairman of the Board, and Chief Executive
Officer, The Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer,
1988	The Haven Group, a custom manufacturer of modular homes
(1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present);
(1938)	Director, Canyon Resources Corp., Golden Star Resources Ltd.
2001	(5/92 to present), and Pacific Rim Mining Corp. (2/02 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Managing Director and President, Global Private Client Services,
2003	Marsh Inc. (1999 to 2003); Director, Georgia Pacific (5/04 to 12/05),
Eli Lilly and Company, and Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation
(1941)
2006

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company; Partner, Blackstone Real Estate Advisors, L.P.
2001

* Each independent director oversees 115 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.
Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years
Portfolios Overseen]	and Directorships of Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price and T. Rowe Price Group,
(1956)	Inc.; Chairman of the Board, Director, and President, T. Rowe Price
2006	Investment Services, Inc.; Chairman of the Board and Director,
[115]	T. Rowe Price International, Inc., T. Rowe Price Retirement Plan
Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Savings
Bank; Director, T. Rowe Price Global Asset Management Limited and
T. Rowe Price Global Investment Services Limited; Chief Executive
Officer, Chairman of the Board, Director, and President, T. Rowe Price
Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price
(1955)	and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust
2006	Company
[62]

* Each inside director serves until retirement, resignation, or election of a successor.
Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Christopher D. Alderson (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

M. Kamran Baig (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.; formerly Head
of European Research and Senior Portfolio
Manager/Research Analyst, Goldman Sachs
Asset Management (to 2004)

P. Robert Bartolo, CPA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

R. Scott Berg (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.; formerly student, Stanford
Graduate School of Business (to 2002)

Mark C.J. Bickford-Smith (1962)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President, International Funds	T. Rowe Price International, Inc.

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price Trust Company

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, International Funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

Ann B. Cranmer, FCIS (1947)	Vice President, T. Rowe Price Group, Inc., and
Assistant Vice President, International Funds	T. Rowe Price International, Inc.; Vice President
and Secretary, T. Rowe Price Global Asset
Management Limited and T. Rowe Price Global
Investment Services Limited

Frances Dydasco (1966)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President, International Funds	T. Rowe Price International, Inc.

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Henry M. Ellenbogen (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, International Funds	Group, Inc., and T. Rowe Price International,
Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, International Funds	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Trust Company

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Global Investment
Vice President, International Funds	Services Limited, T. Rowe Price Group, Inc., and
T. Rowe Price International, Inc.

Michael W. Holton (1968)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, International Funds	Investment Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust
Company; Vice President, T. Rowe Price,
T. Rowe Price Group, Inc., T. Rowe Price
International, Inc., and T. Rowe Price
Retirement Plan Services, Inc.

Kris H. Jenner, M.D., D. Phil. (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Ian D. Kelson (1956)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, International Funds	T. Rowe Price Investment Services, Inc.

Anh Lu (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

Philip A. Nestico (1976)	Vice President, T. Rowe Price
Vice President, International Funds

Charles M. Ober, CFA (1950)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

David Oestreicher (1967)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Global Asset Management Limited, T. Rowe
Price Global Investment Services Limited,
T. Rowe Price Group, Inc., T. Rowe Price
International, Inc., T. Rowe Price Investment
Services, Inc., and T. Rowe Price Trust Company

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Christopher J. Rothery (1963)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price Trust Company

Michael F. Sola, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, International Funds

David J.L. Warren (1957)	Director, T. Rowe Price, T. Rowe Price Global
President, International Funds	Asset Management Limited, and T. Rowe Price
Global Investment Services Limited; Vice
President, T. Rowe Price Group, Inc.; Chief
Executive Officer, Director, and President,
T. Rowe Price International, Inc.

William F. Wendler II, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Edward A. Wiese, CFA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price Trust Company;
Chief Investment Officer, Director, and Vice
President, T. Rowe Price Savings Bank

Clive M. Williams (1961)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable for 2006, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. Reclassification from tax fees to audit fees of fiscal 2005 amounts related to the auditing of tax disclosures within the registrant’s annual financial statements has been made in order to conform to fiscal 2006 presentation. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,401,000 and $883,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds. Preceding fiscal year amount reflects the reclassification of tax fees described in (a) – (d) above.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	March 22, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	March 22, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	March 22, 2007